POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, Janet L.
Robinson, an executive officer
of The New York Times Company
(the Company), hereby
constitutes and appoints each
of Solomon B. Watson IV,
Kenneth A. Richieri and Rhonda
L. Brauer, and each of them
acting individually, her true
and lawful attorneys-in-fact to:

1. execute for and on behalf of
the undersigned Forms 3, 4 and
5 relating to the Company's
Class A Common Stock, in
accordance with Section 16(a)
of the Securities Exchange Act
of 1934 (the Exchange Act)
and the rules thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the
timely filing of such form
with the United States
Securities and Exchange
Commission and any other
authority, including the New
York Stock Exchange; and

3. take any other action of
any type whatsoever in
connection with the foregoing
which, in the opinion of
such attorney-in-fact, may be
of benefit to, in the best
interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such
attorney-in-fact on behalf
of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such terms and
conditions as such attorney-
in-fact may approve in his or
her discretion.

The undersigned hereby grants
to each such attorney in-fact
full power and authority to do
and perform all and every act
and thing whatsoever requisite,
necessary and proper to be
done in the exercise of any of
the rights and powers herein
granted, as fully to all
intents and purposes as such
attorney-in-fact might or could
do if personally present, with
full power of substitution or
revocation, hereby ratifying
and confirming that such
attorney-in-fact, or his or
her substitute or substitutes,
shall lawfully do or cause to
be done by virtue of this power
of attorney and the rights and
powers herein granted.  The
undersigned acknowledges that
the foregoing attorneys-in-fact,
in serving in such capacity at
the request of the undersigned,
are not assuming any of the
undersigned's responsibilities
to comply with Section 16 of
the Exchange Act.

This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier
revoked by the undersigned in
a signed writing delivered to
the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned caused this Power
of Attorney to be executed as
of this 15th day of September,
2005.



s/Janet L. Robinson
Janet L. Robinson